Consolidated Statements of Comprehensive Loss - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Operating expenses:
Research and development	$ 1,581	$ 468
Sales and marketing	2,153	108
General and administrative	7,847	2,324
Loss from operations	11,581	2,900
Fair value adjustment of INX Token liability	12,518	762
Fair value adjustment of INX Token warrants liability	209	92
Finance expense	23	70
Finance income		(135)
Loss and total comprehensive loss	$ 24,331	$ 3,689
Loss per share, basic and diluted (in Dollars per share)	$ 2.00	$ 0.32
Weighted average number of shares outstanding, basic and diluted (in Shares)	12,152,006	11,395,273